Investments Held in Trust	6 Months Ended
Jun. 30, 2012
Investments Held In Trust [Abstract]
Investments Held In Trust [Text Block]

Note 4 — Investments Held in Trust

Substantially all of the net proceeds from the Offering are intended to be generally applied toward consummating a Business Combination. Management agreed to place the net proceeds from the Offering into the Trust Account until the earlier of (i) the completion of a Business Combination or (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages execute agreements with the Company waiving any right in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements.

As of June 30, 2012, investment securities in the Company’s Trust Account consist of $35,989,705 in United States government treasury bills (the “T-Bills”) with maturities on October 4, 2012 and $633,786 in cash. The carrying amount, excluding accrued interest income, gross unrealized holding gains and fair value of held-to-maturity securities at June 30, 2012 are as follows:

	Amortized Cost	Gross Unrecognized Gains	Gross Unrecognized Losses	Fair Value
Cash	$633,786	$-	$-	$633,786
Held-to-Maturity:
United States Treasury Securities	35,989,705	2,375	-	35,992,080
Total Investments Held in Trust	$36,623,491	$2,375	$-	$36,625,866

The Company’s T-Bills had original maturity dates ranging from April 5, 2012 to May 24, 2012. Upon maturity, the Company recognized $2,516 in interest income and reinvested $35,976,105 of the proceeds in six-month T-Bills with maturity of October 4, 2012. As of June 30, 2012 the Company has recognized $13,600 of interest income related to the T-Bills with $10,295 of the unamortized discount to be recognized over the remaining life of the securities.